UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 18, 2011:

1.	The election of three (3) directors of the Company to serve until the Company’s 2013 annual meeting of shareholders.

	For	Against
Christopher L. Coccio	5,959,079	145,113
Joseph Riemer	6,007,781	96,411
Philip Strasburg	6,078,642	25,550
There were no broker non-votes.

Edward Handler, Eric Haskell, Donald Mowbray and Samuel Schwartz, who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The ratification of Sherb & Co., LLP, as the Company’s independent auditors for the fiscal year ending February 29, 2012.

For 11,294,291: Against 17,683: Abstained 4,548.

There were no broker non-votes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:   /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 19, 2011